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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 26, 1999
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               (Date of Report - date of earliest event reported)

                         Virtual Technology Corporation
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               (Exact name of registrant as specified in charter)


Minnesota                               000-25397                41-1639011
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(State or other jurisdiction of    (Commission File No.)       (IRS Employer
incorporation or organization)                               Identification No.)


             3100 West Lake Street, Suite 400, Minneapolis, MN 55416
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                    (Address of principal executive offices)


                                 (612) 915-1122
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              (Registrant's telephone number, including area code)


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                            (Former Name and Address)


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ITEMS 1 THROUGH 3 AND ITEMS 5, 6, 8, AND 9 ARE NOT APPLICABLE AND ARE THEREFORE
OMITTED.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Registrant has dismissed its principal accounting firm, Lurie, Besikof, Lapidus & Co., LLP ("Lurie"), and engaged a new firm,
PricewaterhouseCoopers LLP, both effective as of October 26, 1999. The decision to change accountants has been approved by the Registrant's Board of Directors.

         Lurie's report on the financial statements of the Registrant for each of the past two years has not contained an adverse opinion or disclaimer of opinion, nor been qualified or modified as to uncertainty, audit scope or accounting principles.

         There have been no disagreements with Lurie on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure.

ITEM 7.  EXHIBITS AND FINANCIAL STATEMENTS

(c)      Exhibits:

         16. Letter dated October 27, 1999 from Lurie, Besikof, Lapidus & Co., LLP.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 26, 1999

                                   VIRTUAL TECHNOLOGY CORPORATION


                                   By:/s/ Kenneth Israel
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                                      Kenneth Israel, Chairman


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                                   EXHIBIT 16

                 LETTER FROM LURIE, BESIKOF, LAPIDUS & CO., LLP